FOR IMMEDIATE RELEASE

                 JBS Acquisition of National Beef is Terminated

KANSAS CITY,  Missouri,  February 20, 2009 - U.S.  Premium Beef,  LLC (USPB) and
National Beef Packing  Company,  LLC (National  Beef) today  announced  that the
Membership Interest Purchase Agreement with JBS S.A. (JBS), previously announced on March 4, 2008, has been terminated effective as of February 23, 2009.

Steve Hunt,  Chief  Executive  Officer of USPB said,  "although  this is not the outcome we anticipated, we are excited to continue the growth and success of our business on a stand-alone  basis.  As  demonstrated  by our fiscal year 2008 and first quarter 2009  financial  results,  National  Beef's  value-added  business model, rooted in strong  relationships with cattle producers and beef customers, continues to generate industry-leading profits."

John  Miller,   CEO  of  National  Beef,  added  that,  "this   development  has
re-energized  our  management  team.  With our  strong  liquidity  position  and numerous  opportunities  to grow our business - both internally and externally -
we are  eagerly  looking  forward to  building  on our  value-added  model while continuing to focus on serving the needs of our customers."

U.S.  Premium Beef, LLC is the majority owner of National Beef Packing  Company,
LLC, a leading U.S. beef  processor.  More than 2,100  producers  from 36 states have marketed cattle on USPB's  quality-based  grids.  These high quality cattle are the foundation of National Beef's value-added product lines and have enabled
it  to  be  a  leader  in  branded  product   programs  for  both  domestic  and
international   markets.   More   information   about  USPB  is   available   at
www.uspremiumbeef.com.

National Beef Packing Company,  LLC, based in Kansas City, MO, has operations in
Liberal  and  Dodge  City,   Kansas;   Brawley,   California;   Hummels   Wharf,
Pennsylvania; Moultrie, Georgia and Kansas City, Kansas. National Beef processes and markets fresh beef,  case-ready  beef and beef  by-products for domestic and international  markets.  More  information  about  National Beef is available at
www.nationalbeef.com.

         Safe Harbor  Forward  Looking  Statement:  USPB and  National  Beef are
including  the  following  cautionary  statement  in this news  release  to make applicable  and to take  advantage of the safe harbor  provisions of the Private
Securities Litigation Reform Act of 1995 for any forward-looking statements made by, or on their behalf.  Forward-looking  statements include statements that are typically identified by the words "believe," "expect,"  "anticipate,"  "intend,"
"estimate" and similar expressions and are based on the current expectations and assumptions  of USPB and National  Beef,  which are subject to a number of risks and  uncertainties  that could cause the actual  outcomes  and results to differ materially from those contemplated by these  forward-looking  statements.  These risks and uncertainties include, but are not limited to, economic conditions  generally and in our principal markets,  the availability and prices of live cattle and commodities,  food safety,  livestock disease,  including the
identification   of  cattle  with  Bovine   Spongiform   Encephalopathy   (BSE),
competitive  practices and consolidation in the cattle production and processing industries, actions of domestic or foreign governments, hedging risk, changes in interest  rates  and  foreign  currency  exchange  rates,  consumer  demand  and preferences,  the cost of compliance with environmental and health laws, loss of key customers,  loss of key employees,  labor relations, and consolidation among our customers.  Some of these risks and uncertainties were discussed in the most recently filed Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q by
these  companies.  In light of these  risks and  uncertainties,  there can be no assurance  that the  results  and  events  contemplated  by the  forward-looking information  contained  in  this  release  will  in  fact  transpire.  We do not undertake any obligation to update or revise any forward-looking statements. All subsequent  written or oral  forward-looking  statements  attributable  to us or persons acting on our behalf are expressly  qualified in their entirety by these factors.

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USPB contact:                                National Beef contact:
Bill Miller                                  Simon P. McGee
Director of Communications                   Vice President,
816-713-8800                                 Corporate Strategy & Acquisitions
bjmiller@uspb.com                            816-713-8618
                                             spmcgee@nationalbeef.com